                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2004



                                W. R. GRACE & CO.
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             (Exact name of registrant as specified in its charter)


           Delaware                    1-13953                 65-0773649
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)



                   7500 Grace Drive, Columbia, Maryland 21044
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 410/531-4000


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          (Former name or former address, if changed since last report)

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT




Item 12. Results of Operations and Financial Condition.

     On January 27, 2004, W. R. Grace & Co. issued a press release announcing its financial results for the quarter and full year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                  ------------------------
                                                         (Registrant)



                                                  By /s/ Mark A. Shelnitz
                                                         ------------------
                                                         Mark A. Shelnitz
                                                         Secretary

Dated: January 29, 2004

                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index


Exhibit No.    Description
-----------    -----------

99.1 Press release issued by W. R. Grace & Co. announcing financial results for the 2003 fourth quarter and full year